Exhibit 99.1

Sky Harbour Group Corporation Announces Uplisting to the New York Stock Exchange

West Harrison, NY – (BUSINESS WIRE) December 17th, 2024 – Sky Harbour Group Corporation (NYSE American: SKYH, SKYH WS) (“SHG” or the “Company”), an aviation infrastructure company building the first nationwide network of Home-Basing campuses for business aircraft, announced today that the Company has been approved for uplisting to the New York Stock Exchange (“NYSE”) from the NYSE American.

The common stock and warrants of the Company will cease trading on the NYSE American after market close on January 24, 2025, and will commence trading on the NYSE effective at the opening of trading on January 27, 2025. The Company’s common stock and warrants will continue to trade under the symbols “SKYH” and “SKYH WS”, respectively.

“Sky Harbour has been listed on the NYSE American since going public in early 2022. Now that we have met the requirements of the “Big Board” we are pleased to join larger capitalization and more liquid public companies at the NYSE,” commented Francisco Gonzalez, Sky Harbour's Chief Financial Officer. “We believe this move will provide enhanced visibility, expand our investor base and increase liquidity for our public stockholders.”

“Congratulations to Sky Harbour Group on its uplisting from NYSE American to the New York Stock Exchange,” said Chris Taylor, Vice President, Global Head of Listings and Services at NYSE Group. “We look forward to working with the company for years to come, as it continues to take advantage of the visibility and liquidity that the NYSE uniquely provides.”

If you have any questions or are interested in connecting with Sky Harbour leadership, please contact Investor Relations at investors@skyharbour.group.

About Sky Harbour Group Corporation

Sky Harbour Group Corporation is an aviation infrastructure company developing the first nationwide network of Home-Basing campuses for business aircraft. The company develops, leases and manages general aviation hangars across the United States. Sky Harbour’s Home-Basing offering aims to provide private and corporate customers with the best physical infrastructure in business aviation, coupled with dedicated service tailored to based aircraft, offering the shortest time to wheels-up in business aviation. To learn more, visit www.skyharbour.group.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the expectations regarding future operations at Sky Harbour Corporation and its subsidiaries. When used in this press release, the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of Sky Harbour Group Corporation (the “Company”) as applicable and are inherently subject to uncertainties and changes in circumstances. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. For more information about risks facing the Company, see the Company’s annual report on Form 10-K for the year ended December 31, 2023, and other filings the Company makes with the SEC from time to time. The Company’s statements herein speak only as of the date hereof, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

SKYH Investor Relations:
investors@skyharbour.group
Attn: Francisco X. Gonzalez, CFO